SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 13, 2006
                                                        -----------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



            Delaware                                             91-1313292
            --------                                             ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 8.01       OTHER EVENTS

On November 13, 2006 the Partnership announced a quarterly distribution of 28 cents per unit, effective for unitholders of record on December 1, 2006 and payable on December 15, 2006. A copy of that press release is attached hereto as
Exhibit 99.1.


Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
----------    -----------

99.1          Press release of the registrant dated November 13, 2006





SIGNATURES
----------

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: November 13, 2006          BY: /s/ Thomas M. Ringo
                                     -------------------------------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc.,
                                     General Partner